                                                                   EXHIBIT 10(x)

ACT OF LOAN MODIFICATION AND            UNITED STATES OF AMERICA

     ACKNOWLEDGEMENT

           BY

    RADIOSUNGROUP OF

BRYAN/COLLEGE STATION, INC.,

    Texas corporation

 SUNGROUP BROADCASTING OF

LOUISIANA, INC., a Louisiana

       corporation

           AND

SUNGROUP, INC., a Tennessee

       corporation

       IN FAVOR OF

NATIONAL LOAN INVESTORS, L.P.,

Delaware limited partnership



   BE IT KNOWN, that effective on the l5th day of December, 1995;

   BEFORE US, the undersigned duly qualified notaries public in and for the states and parishes/counties described below and in the presence of the undersigned competent witnesses:

   PERSONALLY CAME AND APPEARED:

   RADIOSUNGROUP OF BRYAN/COLLEGE STATION, INC., a corporation organized under the laws of the State of Texas, whose taxpayer identification number is 62-1406505, and whose registered office in Texas is #26 Manor East Mall, 701 Villa Marie, Bryan, Texas 77805, appearing herein by and through John W. Biddinger its President and duly authorized representative pursuant to a resolution of its Board of Directors, a certified extract of which is attached hereto ("RSG"):

   SUNGROUP BROADCASTING OF LOUISIANA, INC., a corporation organized under the laws of the State of Louisiana, whose taxpayer identification number is 72-1151881, and whose registered office in Louisiana is 725 Austin Place, Shreveport, Louisiana 71101, appearing herein by and through John W. Biddinger its President and duly authorized representative pursuant to a resolution of its Board of Directors, a certified extract of which is attached hereto ("SGBL"):

   SUNGROUP, INC., a corporation organized under the laws of the State of Tennessee, whose

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taxpayer identification number is 62-0790469, and whose principal place of business is 9102 North Meridian Street, Suite 545, Indianapolis, Indiana 46260, appearing herein by and through John W. Biddinger, its President and duly authorized representative pursuant to a resolution of its Board of Directors, a certified extract of which is attached hereto ("Guarantor"):

                                      AND

   NATIONAL LOAN INVESTORS, L.P., a limited partnership, organized under the laws of the State of Delaware, whose taxpayer identification number is 731334743, and whose principal place of business in Oklahoma as indicated on the records of the Louisiana Secretary of State is 3030 N.W. Expressway, Oklahoma City, Oklahoma 73112, appearing herein by and through its general partner, Paul
G. Heafy, its Managing General Partner and duly authorized pursuant to its partnership agreement ("Lender")

WHO DECLARED THAT:

                                   RECITALS:
                                   ---------

   WHEREAS, RSG and SGBL, or their predecessors in title, (collectively hereinafter "Borrower") and Guarantor executed those certain promissory notes listed on Exhibit A attached hereto and make a part hereof (collectively hereinafter, the "Note");

   WHEREAS, in order to secure the Notes, Borrower and Guarantor granted various liens, mortgages, security interests, assignments, collateral assignments, pledges and otherwise in various items corporeal (tangible), incorporeal (intangible), movable (personal), and immovable (real) property pursuant to various instruments and otherwise, including without limitation, the instruments listed on Exhibit B attached hereto and made a part hereof (collectively, the Security Documents), affecting, among other property, the real and personal property described on Exhibit C attached hereto and made a part hereof (the "Property"). The Notes and the Security Documents are collectively hereinafter the "Loan Documents."

   WHEREAS, Federal Deposit Insurance Corporation (the "FDIC") succeeded to all of the right, title and interest of NCNB Texas National Bank, as successor to First Rebublicbank Dallas, N.A. in, to and under the Loan Documents pursuant to the operation of law and certain orders and powers of agencies of the United States government.

   WHEREAS, Lender is the current holder of the Note and is the mortgagee, pledgee, assignee and/or security interest holder under the Security Documents. The Security Documents were assigned to Lender by an Assignment and or Assignments listed on Exhibit D, attached hereto and made a part hereof;

   WHEREAS, Borrower and Guarantor have requested that Lender enter into this Agreement, and Lender has agreed to enter into this Agreement pursuant to the terms and conditions set forth herein.

   WHEREAS, Borrower and Guarantor own and operate radio stations in the States of Louisiana and Texas (the "Business").

                                   AGREEMENT
                                   ---------

   NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions contained herein and in the Note and the Security Documents, for other good and valuable consideration and for good cause, the receipt and sufficiency of which are hereby acknowledged Borrower, Guarantor

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and Lender hereby agree as follows:

                                   ARTICLE I

                             RECITALS INCORPORATED

   The Recitals set forth above are hereby incorporated herein and expressly made a part of this Agreement.

                                   ARTICLE II

                                  DEFINITIONS

   Capitalized terms used herein shall have the meanings set forth below:

   2.1 "AGREEMENT" shall mean this Loan Modification Agreement by and between Lender and Borrower.

   2.2 "ENVIRONMENTAL LAWS" shall mean any federal, state or local law, statute, ordinance, regulation, plan, decree, demand letter, order or otherwise pertaining to health, industrial hygiene, pollution, waste disposal, hazardous waste or the environmental conditions on, under, from or about the Property, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. Sections 9601 et seq., and the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Sections 6901 et seq.. as amended.

   2.3 "FINANCING STATEMENT" shall mean a Uniform Commercial Code financing statement or statements, in form and substance satisfactory to Lender, perfecting a first priority security interest in personal property collateral in favor of Lender.

   2.4 "HAZARDOUS SUBSTANCE" shall mean any substance that is now or may become regulated or governed by any Environmental Laws, or the presence of which requires investigation under any Environmental Laws, or any flammable, explosive, corrosive, reactive, carcinogenic, radioactive material, hazardous waste, toxic substance or related material and any other substance or material defined or designated as a hazardous or toxic substance, material or waste by any Environmental Laws and shall include, without limitation:

            2.4.1 Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 42 U.S.C. Sections 1801 _ ., and in the regulations promulgated pursuant to said laws;

            2.4.2 Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and

            2.4.3 Any material, waste or substance which is or contains (A) petroleum hydrocarbons, (B) asbestos, (C) polychlorinated biphenyls or
        (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 _ seq. (33 U.S.C. (S) 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. (S)
        1317).

   2.5 "PERSON" shall mean any individual, partnership, corporation and/or other entity.

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   2.6  Terms defined in the recitals hereto shall have the meaning ascribed to such terms in the recitals.

                                  ARTICLE III

                         MODIFICATION OF LOAN DOCUMENTS

   Effective as of December 15, 1995, the Loan Documents are modified as Provided herein.

   3.1 Borrower, Guarantor and Lender hereby acknowledge and agree that the outstanding principal balance of the Note as of January 4, 1996 is TWO MILLION ONE HUNDRED AND EIGHTY FOUR THOUSAND THREE HUNDRED TWENTY ONE AND 57/100 ($2,184,321.57) DOLLARS (the "Principal Balance"), and Borrower expressly acknowledges an indebtedness to Lender of the Principal Balance, plus interest and other costs and fees and provided herein and the Loan Documents.

   3.2 PAYMENT SCHEDULE. The Note is hereby modified effective as of December 15, 1995 by modifying the payment schedule as follows:

   3.3 Borrower shall pay on the 15th of every month, interest only, in the amount of TWENTY-ONE THOUSAND EIGHT HUNDRED AND NO/100 ($21,800.00) DOLLARS;

   3.4 Borrower shall pay all outstanding principal and interest on, and the loan represented by the Notes shall mature on December 15, 1996 (the "Maturity Date")

   3.5 PRE-PAYMENT OPTIONS. Borrower shall have the following options to prepay the amounts due under the Note as modified herein:

           3.5.1 On March 15, 1996, Borrower shall have the option to pre-pay the total amounts outstanding, in principal and interest, under the Note as modified herein at a twenty percent (20%) discount, provided that Borrower and/or Guarantor delivers to Lender: (i) the discounted pay-off as provided in this section and (ii) a legal opinion acceptable to Lender opining that the delivery of the 250,000 shares in Guarantor is duly authorized by requisite entity action and that such delivery, transfer and/or issuance does not violate any state or federal securities laws. Contemporaneously with this Agreement, Borrower and Guarantor shall execute a warrant for 250,000 shares in Guarantor exercisable at a total price of $1.00 in the form attached as Exhibit E. Upon prepayment and satisfaction of the conditions in this section, Borrower's and Guarantor's obligations under the Loan Documents shall he satisfied

           3.5.2 If and to the extent the number of shares of the Guarantor's stock shall be increased or reduced by a split, reverse split, reclassification, dividend payable in stock or the like, the number of shares subject to the above warrant or the price of the shares subject to the above warrant shall be proportionately adjusted by the Guarantor's Board of Directors. In the event of the sale by the Guarantor of substantially all its assets and the consequent discontinuance of business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including spin-off), recapitulation or liquidation of Guarantor (collectively referred to as a "Transaction"), the Board of Directors of Guarantor shall, in connection with the Board's adoption of the plan and/or terms of such Transaction, provide that Lender as the holder of the above warrant, may receive in lieu of the stock otherwise issuable to Lender, the same kind and amount of securities or assets as may be distributable upon the Transaction.

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           3.5.3 On May 15, 1996, Borrower shall have the option to pre-pay the total amounts outstanding, in principal and interest, under the Note as modified herein at a twelve and one-half percent (12 1/2%) discount, provided that Borrower and/or Guarantor delivers to Lender: (i) the discounted pay-off as provided in this section and (ii) a legal opinion acceptable to Lender opining that the delivery of the 175,000 shares in Guarantor is duly authorized by requisite entity action and that such delivery, transfer and/or issuance does not violate any state or federal securities laws. Contemporaneously with this Agreement, Borrower and Guarantor shall execute a warrant for 175,000 shares in Guarantor exercisable at a total price of $1.00 in the form attached as Exhibit E. Upon prepayment and satisfaction of the conditions in this section, Borrower's and Guarantor's obligations under the Loan Documents shall be satisfied.

           3.5.4 If and to the extent the number of shares of the Guarantor's stock shall be increased or reduced by a split, reverse split, reclassification, dividend payable in stock or the like, the number of shares subject to the above warrant or the price of the shares subject to the above warrant shall be proportionately adjusted by the Guarantor's Board of Directors. In the event of the sale by the Guarantor of substantially all its assets and the consequent discontinuance of business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including spin-off), recapitulation or liquidation of Guarantor (collectively referred to as a "Transaction"), the Board of Directors of Guarantor shall, in connection with the Board's adoption of the plan and/or terms of such Transaction, provide that Lender as the holder of the above warrant, may receive in lieu of the stock otherwise issuable to Lender, the same kind and amount of securities or assets as may be distributable upon the Transaction.

           3.5.5 On June 15, 1996, Borrower shall have the option to pre-pay the total amounts outstanding, in principal and interest, under the Note as modified herein at a ten percent (10%) discount, provided that Borrower and/or Guarantor delivers to Lender: (i) the discounted pay-off as provided in this section; (ii) a legal opinion acceptable to Lender opining that the delivery of the 125,000 shares in Guarantor is duly authorized by requisite entity action and that such delivery, transfer and/or issuance does not violate any state or federal securities laws. Contemporaneously with this Agreement, Borrower and Guarantor shall execute a warrant for 125,000 shares in Guarantor exercisable at a total price of $1.00 in the form attached as Exhibit E. Upon prepayment and satisfaction of the conditions in this section, Borrower's and Guarantor's obligations under the Loan Documents shall be satisfied.

           3.5.6 If and to the extent the number of shares of the Guarantor's stock shall be increased or reduced by a split, reverse split, reclassification, dividend payable in stock or the like, the number of shares subject to the above warrant or the price of the shares subject to the above warrant shall be proportionately adjusted by the Guarantor's Board of Directors. In the event of the sale by the Guarantor of substantially all its assets and the consequent discontinuance of business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including spin-off), recapitulation or liquidation of Guarantor (collectively referred to as a "Transaction"), the Board of Directors of Guarantor shall, in connection with the Board's adoption of the plan and/or terms of such Transaction, provide that Lender as the holder of the above warrant, may receive in lieu of the stock otherwise issuable to Lender, the same kind and amount of securities or assets as may be distributable upon the Transaction.

           3.5.7 On September 15, 1996, Borrower shall have the option to pre-pay the total

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        amounts outstanding, in principal and interest, under the Note as modified herein at a five percent (5 % ) discount, provided that Borrower and/or Guarantor delivers to Lender: (i) the discounted pay-off as provided in this section; (ii) a legal opinion acceptable to Lender opining that the delivery of the 50,000 shares in Guarantor is duly authorized by requisite entity action and that such delivery, transfer and/or issuance does not violate any state or federal securities laws. Contemporaneously with this Agreement, Borrower and Guarantor shall execute a warrant for 50,000 shares in Guarantor exercisable at total price of $1.00 in the form attached as Exhibit E. Upon prepayment and satisfaction of the conditions in this section, Borrower's and Guarantor's obligations under the Loan Documents shall be satisfied.

           3.5.8 If and to the extent the number of shares of the Guarantor's stock shall be increased or reduced by a split, reverse split, reclassification, dividend payable in stock or the like, the number of shares subject to the above warrant or the price of the shares subject to the above warrant shall be proportionately adjusted by the Guarantor's Board of Directors. In the event of the sale by the Guarantor of substantially all its assets and the consequent discontinuance of business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including spin-off), recapitulation or liquidation of Guarantor (collectively referred to as a "Transaction"), the Board of Directors of Guarantor shall, in connection with the Board's adoption of the plan and/or terms of such Transaction, provide that Lender as the holder of the above warrant, may receive in lieu of the stock otherwise issuable to Lender, the same kind and amount of securities or assets as may be distributable upon the Transaction.

   3.6 APPLICATION OF PAYMENTS. Payments received by Lender pursuant to the terms of the Note, as amended hereby, shall be applied in the following manner: first, to the payment of all expenses, charges, costs and fees incurred by or payable to Lender and for which Borrower is obligated pursuant to the terms of the Loan Documents; second, to the payment of all interest accrued to the date of such payment; and third, to the payment of principal. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuation of an event of default under any of the Loan Documents, as amended hereby, all amounts received by Lender from any party shall be applied in such order as Lender, in its sole discretion, may elect.

                                   ARTICLE IV

                           DEFAULT: WAIVER OF CLAIMS

   Borrower hereby acknowledges and agrees that, at the date hereof:

   4.1 Borrower is in default under the Loan Documents, provided, that such default will be waived upon execution of this Agreement;

   4.2 Lender has properly perfected its lien, mortgage, assignments, security interest and other interests in and to the Property;

   4.3 Borrower hereby waives and releases any and all notices, cure periods, defenses, setoffs and claims which Borrower may be entitled to or may raise against Lender or any other party arising out of the Loan Documents, the administration of the Loan Documents, or any oral or written correspondence or transactions in connection with the Loan Documents prior to the execution of this Agreement.

                                   ARTICLE V

                    CONDITIONS PRECEDENT TO THE MODIFICATION

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   This Agreement is subject to Borrower's and Guarantor's satisfaction of the following conditions precedent. or Lender's written waiver thereof:

   5.1 At Lender's request, Borrower shall, at Borrower's sole cost and expense, cause the Title Company, which shall be acceptable to Lender, in its sole discretion, to issue an endorsement to Lender's prior title insurance policy insuring Lender's first lien on any immovable (real) property constituting the Property, subject only to such exceptions to title as Lender may approve ("PERMITTED EXCEPTIONS");:

   5.2 Borrower shall, at Borrower's sole cost and expense, cause a search and update of the relevant Uniform Commercial Code records to be conducted, which search shall show that the Lender holds a first priority security interest in the movable (personal) property constituting the Property, and Borrower shall execute any and all Financing Statements required by Lender in connection with this Agreement and the modification of the Loan Documents;

   5.3 Upon Lender's request, Borrower and Guarantor shall provide Lender with financial statements for Borrower, Guarantor and for the Business, prepared according to past practice internally or by an independent certified public accountant, for the last three calendar years;

   5.4 Upon Lender's request, Borrower shall provide Lender with a pro forma projection of income and expenses for the Business for the time period between the date of this Agreement and the Maturity Date set forth herein;

   5.5 Borrower shall pay Lender its costs and expenses in connection with this agreement including, without limitation, reasonable attorneys' fees;

   5.6 Borrower and Guarantor shall execute, acknowledge and deliver to Lender this Agreement, any letter instructions to the Title Company and any other documents or instruments required by the Lender in connection with the loan modification contemplated hereby;

   5.7 Lender shall have received any opinion of counsel required by Lender, in its sole discretion;

   5.8 Borrower shall, in accordance with all applicable state, federal and local regulations, properly maintain all asbestos-containing material at, in or on the Property and shall implement an appropriate operation and maintenance program for such asbestos-containing material in order to prevent any portion of such asbestos-containing material from becoming friable or airborne: and

   5.9 Borrower and Guarantor shall provide Lender with such other information as Lender may reasonably request relating to the Business.

                                   ARTICLE VI

            REPRESENTATION, WARRANTIES AND COVENANTS OF BORROWER AND

                                   GUARANTOR

   Borrower and Guarantor hereby represent, warrant and covenant to Lender that:

   6.1 Borrower and Guarantor: (i) are duly formed and validly existing and in good standing under the laws of the State of Louisiana, Texas and Tennessee, as applicable; and (ii) have all requisite power, authority, and capacity to enter into this Agreement and to perform their obligations under this Agreement and the Loan Documents, as modified hereby. As of the date hereof, this Agreement and any

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other documents executed in connection herewith have been duly executed, acknowledged (where necessary) and delivered to Lender by Borrower and Guarantor. Borrower and Guarantor have delivered to Lender a Certificate of Good Standing in the state where Borrower and Guarantor are incorporated, and a certified copy of their bylaws, articles of incorporation and incumbency certificate;

   6.2 This Agreement and all of the obligations of Borrower and Guarantor hereunder are the legal, valid and binding obligations of Borrower and Guarantor, enforceable in accordance with the terms of this Agreement;

   6.3 The execution and delivery of this Agreement and the performance of its obligations hereunder by Borrower and Guarantor will not conflict with any provision of any law or regulation to which Borrower or Guarantor is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which Borrower or Guarantor is a party or by which they are bound, or any order or decree applicable to Borrower or Guarantor, or result in the creation or imposition of any lien on any of Borrower's or Guarantor's assets or property, which would materially and adversely affect the ability of Borrower or Guarantor to carry out their obligations under this Agreement and the Loan Documents, as modified herein;

   6.4 There is no action, suit or proceeding pending or threatened against Borrower, Guarantor or the Property in any court or by or before any other government agency or instrumentality which would materially and adversely affect the ability of Borrower or Guarantor to carry out its obligations under this Agreement and the Loan Documents, as modified herein. The execution and delivery of this Agreement will not result in a conflict with or violation of any law, rule, regulation, judgment, or court order affecting Borrower, Guarantor or the Property;

   6.5 Borrower and/or Guarantor hold fee simple title to the Property free and clear of all encumbrances, liens, claims, leases or tenancies, except the Permitted Exceptions and the Leases;

   6.6 The information and documents to be furnished pursuant to Article V hereof will be true, correct, accurate and complete in all material respects;

   6.7 Borrower and/or Guarantor have not received and do not know of any notice or demand with respect to any claim, liability or CAUSE OF ACTION ARISING out of any facts or circumstances connected with the Property, which is not fully covered under its insurance policies;

   6.8 Borrower and/or Guarantor have not received any notice: (i) of any violation of any zoning, building, health or similar laws, ordinances, rules or regulations affecting the Business; or (ii) from any insurance company or governmental agency of any defects or inadequacies in the Business which would adversely affect the insurability of the Business or materially increase the cost of insuring the Business beyond that which is customarily charged for similar businesses in the vicinity of the Business used for a similar purpose;

   6.9 All real estate taxes and all tax reports of Borrower and/or Guarantor required by law to be filed have been duly filed and all taxes, assessments, fees and other governmental charges relating to the Property or any of Borrower's and/or Guarantor's properties, assets, income or franchises which are due and payable have been paid;

   6.10 (i) To the best of Borrower's and Guarantor's knowledge, the Property does not contain any Hazardous Substance; (ii) to the best of Borrower's and Guarantor's knowledge, Borrower and/or Guarantor have not conducted or authorized the generation, transportation, storage, treatment, or disposal at the Property, of any Hazardous Substance; (iii) Borrower and/or Guarantor are not aware of any

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pending or threatened litigation or proceedings before any administrative agency in which any person or entity alleges the presence, release, threat of release, or placement on or in the Property of any Hazardous Substances; (iv) Borrower and/or Guarantor have not received any notice of and has no actual or constructive knowledge that any governmental authority or any employee or agent thereof is investigating whether there is, or has determined that there has been
(1) a presence, release, threat of release, or placement on or in the Property of any Hazardous Substance, or (2) any generation, transportation, storage, treatment or disposal at the Property of any Hazardous Substance; and (v) there have been no communications or agreements between Borrower and/or Guarantor and any governmental authority or agency (federal, state or local) or any private entity, including, but not limited to, any prior owners of the Property, relating in any way to (1) the presence, release, threat of release, or placement on or in the Property of any Hazardous Substance, or (2) any generation, transportation, storage, treatment, or disposal at the Property of any Hazardous Substance:

   6.11 Borrower and Guarantor: (i) have no intention of filing any voluntary petition or initiating any voluntary proceedings under the Federal Bankruptcy Code or similar state legislation or otherwise to obtain relief from creditors in any reorganization, insolvency, receivership or similar proceedings, and (ii) have no knowledge of any threatened involuntary bankruptcy proceedings affecting Borrower and/or Guarantor:

   6.12 This Agreement and the transactions contemplated thereby do not constitute a "fraudulent consequence" or "fraudulent transfer" as defined by the laws of the United States, Louisiana, Texas or Tennessee.

   6.13 The security interests, liens and other encumbrances created by the Loan Documents and the lien of the any mortgages or deeds of trust listed as a Security Document are valid and subsisting and shall remain an enforceable and valid lien against the Property;

   6.14 The condition (financial or otherwise) of the Business or any part thereof, whether or not insured against, has not been materially adversely affected in any manner since December 31, 1995, as shown on the income and expense statement of such date for the Property, which statement was true and correct as of the date thereof:

   6.15 Except for the defaults of Borrower and/or Guarantor which will be cured by this Agreement, no event has occurred or is continuing and no condition exists which constitutes or which after notice or lapse of time, or both, would constitute an event of default by Borrower, Guarantor or Lender under the Loan Documents, as modified hereby;

   6.16 The fee paid to any Guarantor for management of the Business in any year does not exceed $60,000.00 for the Business of RSG or $75,000.00 for the Business of SGBL;

   6.17 Borrower and/or Guarantor currently have in force insurance policies covering the Property which comply with the property insurance requirements set forth in the Loan Documents;

   6.18 Borrower and/or Guarantor do not have the right to disbursement of additional loan proceeds or future advances with respect to the loan represented by the Loan Documents;

   6.19 As of the date hereof, the Loan Documents, as amended hereby and any other documents executed in connection herewith constitute all of the documents and agreements evidencing, securing, governing or otherwise relating to the loan represented by the Loan Documents prior to the date hereof. Without limitation on the foregoing, there has been no modification, extension, release, waiver, assumption, or supplement to or of the Loan Documents, with the exception of the amendments and the provisions being effected by this Agreement;

   6.20 The loan represented by the Loan Documents is not cross-collateralized or cross-defaulted with any other loan; and

   6.21 Borrower shall provide to Lender on or before the 20th of each month during the term of the loan represented by the Loan Documents a true and correct income and expense statement for the Property for the calendar year ended immediately prior to such date, in form and substance satisfactory to Lender and certified to be true and correct by Borrower.

   6.22 All representations and warranties contained in this Article VI or elsewhere in this Agreement shall survive the closing of the restructuring transactions contemplated herein.

   6.23 Guarantor represents and warrants that it has pledged and granted (and does hereby grant) a continuing security interest to Lender, its successors and assigns, in all the outstanding shares of stock in RSG and SGBL to secure the loan represented by the Loan Documents and all other obligations to Lender, its successors and assigns. All outstanding shares of stock in RSG & SGBL have been delivered to Lender, and the pledge is noted on the books and records of RSG & SGBL.

                                  ARTICLE VII

                                    RELEASE

   7.1 Borrower, Guarantor and their successors and assigns each hereby forever release, discharge and acquit the Lender, its parents, subsidiary and affiliate corporations of each of the foregoing, and each of the respective officers, directors, shareholders, agents, employees, representatives, consultants, attorneys, fiduciaries, servants, predecessors, successors, heirs, and assigns of each of the foregoing (collectively, the "RELEASED PARTIES"), of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, arising heretofore or now existing, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to (i) the loan represented by the Loan Documents; (ii) the Loan Documents; (iii) this Agreement; (iv) the Financing Statement; or (v) any action or inaction of any Person or entity released hereunder with respect to the loan represented by the Loan Documents, the Loan Documents or this Agreement.

   7.2 In connection with the foregoing release, Borrower and Guarantor hereby agree, represent and warrant that they realize and acknowledge that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the parties set forth hereinabove from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are in any way related to: (i) the loan represented by the Loan Documents; (ii) the Loan Documents; (iii) this Agreement; (iv) the Financing Statement; and (v) any action or inaction of any Person or entity released hereunder with respect to the loan represented by the Loan Documents, the Loan Documents or this Agreement.

                                  ARTICLE VIII

                             NO TRANSFER OF CLAIMS

    Borrower and Guarantor represent and warrant that neither Borrower nor Guarantor has heretofore assigned or transferred, or purported to assign or to transfer, to any Person any matter released hereunder or any portion thereof or interest therein, and Borrower and Guarantor agree to indemnify, defend and hold the Released Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer or purported assignment or transfer.

                                   ARTICLE IX

                              CONSENT OF GUARANTOR

    Guarantor hereby consents to the modifications contained in this Agreement and acknowledges that the Guaranty dated December 14, 1989, between Guarantor and NCNB Texas National Bank, N.A., is not affected by or modified by this Agreement, and remains in full force and effect, enforceable in favor of Lender, its successors and assigns, in accordance with its terms.

                                   ARTICLE X

                             RATIFICATION OF PLEDGE

    10.1 Borrower acknowledges, represents and warrants that pledge of that certain Collateral Mortgage Note dated December 14, 1989 by Borrower in the original principal amount of $2,000,000.00 ("NCNB Collateral Note") on December 14, 1989, pursuant to that certain Act of Pledge of Collateral Mortgage Note dated December 14, 1989, as restated and amended pursuant to that certain Amended and Restated Act of Pledge of Collateral Mortgage Note dated in January, 1990 as amended by that certain First Amendment to Amended and Restated Act of Pledge of Collateral Mortgage Note dated effective as of September 30, 1995 (collectively the "NCNB Pledge Agreement") was a pledge granted in favor of NCNB Texas National Bank, its successor and assigns, including Lender and that such pledge was granted to secure not only all present and future obligations of Borrower, its successors or assigns in favor of and/or advances to Borrower, its successors or assigns by NCNB Texas national Bank, but also all present and future obligations of Borrower its successors or assigns in favor of, and/or advances to Borrower, its successors or assigns, by the successors and assigns of NCNB Texas National Rank

    10.2 Borrower acknowledges, represents and warrants that the security interest granted in that certain Collateral Mortgage Note dated November 4, 1993 by Borrower in the original principal amount of $500,000.00 (the "FDIC Collateral Note"), pursuant to that certain Act of Pledge of Collateral Mortgage Note (Security Agreement) dated in November, 1993, (the "FDIC Pledge Agreement") was a security interest granted in favor of the Federal Deposit Insurance Corporation (the "FDIC"), its successors and assigns, including Lender and that such security interest was granted to secure not only all present and future obligations of Borrower, its successors or assigns in favor of and/or advances to Borrower, its successors or assigns, by the FDIC, but also all present and future obligations of Borrower, its successors or assigns in favor of, and/or advances made to Borrower, its successors or assigns, by the successors or assigns of the FDIC.

    10.3 Borrower acknowledges that: (i) Lender and its predecessors in title have held the NCNB Collateral Note and the FDIC Collateral Note (collectively the "Collateral Notes"); (ii) the Collateral Notes have been continuously held and remain in possession of Lender and its predecessors; (iii) pursuant to applicable Louisiana law, including without limitation, Louisiana Civil Code Article 3158, the obligations of Borrower, its successor or assigns under the pledge of the NCNB Collateral Note are entitled to retroactive ranking back to the date of the original pledge, December 14, 1989, (iv) pursuant to applicable Louisiana law, including without limitation, Chapter 9 of the Louisiana Commercial laws (La. R.S. (S)(S)10:9-101 et seq.), the obligations of Borrower, its successors or assigns, secured by the security interest granted in the FDIC Collateral Note are entitled to retroactive ranking back to the date of the granting of the original security interests November 4. 1993.

    10.4 Borrower hereby ratifies, confirms and acknowledges the pledge of the NCNB Collateral Note and the security interest granted in the FDIC Collateral Note, and, in addition to, but not in lieu of the foregoing, hereby grants a continuing security interest in the Collateral Notes in favor of Lender, its successors and assigns, in order to secure any and all present or future obligations of Borrower and/or Guarantor, their successors or assigns in favor of Lender its successors or assigns.

    10.5 Borrower further acknowledges the rights of Lender and the rights of Lender's successors and assigns to enforce the Collateral Notes and all accessories or accessory obligations thereto.

                                   ARTICLE XI

                                 MISCELLANEOUS

    11.1 LENDER'S REPRESENTATIONS AND WARRANTIES. Lender represents and warrants that it is the holder and owner of the Note

    11.2 LEGAL OPINION. Simultaneously with the execution of this Agreement, if requested by Lender, Lender shall have received from legal counsel retained by Borrower and acceptable to Lender an opinion of counsel ("LEGAL OPINION") covering the following matters: (a) the due authorization of this Agreement and any other documents executed in connection herewith in accordance with their respective terms; (b) the validity and enforceability of this Agreement; (c) compliance with applicable usury laws; (d) the due organization and valid legal existence of Borrower and Guarantor; (e) the existence of, or the nonexistence of, any requirement for any consent of any governmental authority in connection with the execution, delivery or performance of this Agreement and any other documents executed in connection herewith, (f) the execution of this Agreement will not materially impair the security for the loan represented by the Loan Documents (including, but not limited to, the continued validity and enforceability of any guaranty given as security for the loan represented by the Loan Documents) and (g) such other matters incident to the transaction contemplated herein as Lender may reasonably request.

    11.3 USURY SAVINGS CLAUSE. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrower, Guarantor and Lender hereby agree that all agreements between them under this Agreement and with respect to the loan represented by the Loan Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance, or detention of the money loaned to Borrower, or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum rate of interest under applicable law ("Maximum Rate"). If from any circumstance whatsoever, fulfillment of any provisions of this Agreement at the time performance of such provisions shall be due shall involve transcending the limit of validity prescribed by law, then, automatically, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Lender should ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such excessive interest shall be applied to the reduction of the principal amount owing with respect to the loan represented by the Loan Documents or on account of the other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the loan represented by the Loan Documents and such other indebtedness, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the loan represented by the Loan Documents and other indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness is uniform throughout the actual term of the loan represented by the Loan Documents or does not exceed the Maximum Rate throughout the entire term of the loan represented by the Loan Documents, as appropriate. By execution of this Agreement, Borrower acknowledges that it believes the loan represented by the Loan Documents to be non-usurious and agrees that, if at any time Borrower should have reason to believe that the loan represented by the Loan Documents is in fact usurious, Borrower will give Lender notice of such condition, and Borrower agrees that Lender shall have ninety (90) days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such condition exists. The terms and provisions of this Section 11.2 shall control every other provision of this Agreement and all other agreements between Borrower. Guarantor and Lender.

    11.4  FURTHER ASSURANCES. Borrower and Guarantor further assure the
Lender that Borrower and/or Guarantor will execute such other documents as may be required by Lender, in its sole discretion, to complete this Agreement or to accomplish the intended purpose of this Agreement.

    11.5 NO WAIVER. Borrower and Guarantor acknowledge that by accepting payment of any sums set forth herein to be paid by Borrower, Lender does not waive in any manner Lender's right to require prompt payment when due of all other sums evidenced by the Note and secured by the Loan Documents, as modified herein, and to declare a default for failure of Borrower to comply fully with the terms and conditions of the Note and the Loan Documents. A waiver of any default of Borrower under the Note or the Loan Documents, as modified, shall not be or be deemed to be a waiver of any other or similar default by Borrower after such waiver.

    11.6 NOTICES. Any notice, demand, request or other communication which any party hereto may be required or may desire to give under this Agreement shall be in writing and shall be deemed to have been properly given
(a) if hand delivered (effective upon delivery), (b) if mailed (effective three
(3) days after mailing) by United States registered or certified mail, postage prepaid, return receipt requested, (c) if sent by a nationally recognized overnight delivery service (effective one (1) day after delivery to such courier), or (d) if sent by facsimile (effective upon confirmation of transmission); provided that the notice is also sent and received by U.S. Mail, in each case addressed as follows:

    If to Lender:

      NATIONAL LOAN INVESTORS, L.P.
      3030 N.W. Expressway Suite 1322
      Oklahoma City OK 73112
      Attention: Patrick P. Morrissey
      Facsimile: (405) 947-4403

   If to Borrower:

      RADIOSUNGROUP OF BRYAN/COLLEGE STATION, INC.
      #26 Manor East Mall 701 Villa Marie
      Bryan, Texas 77805
      Attention: John W. Biddinger

   Facsimile: 409-823-5597

      SUNGROUP BROADCASTING OF LOUISIANA, INC.
      725 Austin Place
      Shreveport, Louisiana 71101
      Attention: John W. Biddinger
      Facsimile: 318-227-8020

   If to Guarantor:

      SUNGROUP, INC.
      9102 North Meridian Street, Suite 545
      Indianapolis, Indiana 46260
      Attention: John W. Biddinger
      Facsimile: 317-844-7425

or such other address which any party entitled to receive notice hereunder designates by notice to the others.

   11.7 SUCCESSORS AND ASSIGNS. This Agreement and all provisions hereof, including but not limited to all representations and warranties made herein, shall extend to and be binding upon and inure to the benefit of the respective heirs, legatees, legal representatives, successors and assigns of the parties hereto.

   11.8 WAIVER OF JURY TRIAL. LENDER, GUARANTOR AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER, GUARANTOR OR BORROWER WITH RESPECT THERETO. THIS PROVISION SETS FORTH THE MUTUAL DESIRE OF LENDER, GUARANTOR AND BORROWER TO AVOID DELAYS IN THE RESOLUTION OF DISPUTES INVOLVING THIS AGREEMENT. BORROWER AND GUARANTOR ACKNOWLEDGE THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT

   11.9 MODIFICATION OF OTHER LOAN DOCUMENTS. The Loan Documents are hereby modified in accordance with this Agreement. All references to A PARTICULAR LOAN Document in the Loan Documents shall be deemed to refer to said Loan Document as amended by this Agreement.

   11.10 ATTORNEYS' FEES. Borrower and/or Guarantor shall reimburse Lender for all reasonable attorneys' fees and expenses, arising from and after the date hereof, incurred by Lender in connection with the enforcement of Lender's rights under this Agreement and each of the other Loan Documents, as modified hereby including, without limitation, reasonable attorneys' fees and disbursements for trial, appellate proceedings, out-of-court workouts and settlements or for enforcement of rights under any state or federal statute, including, without limitation, reasonable attorneys' fees incurred in bankruptcy and insolvency proceedings such as in connection with seeking relief from stay in a bankruptcy proceeding. Borrower's and Guarantor's reimbursement obligation shall be part of the indebtedness secured by the Loan Documents.

   11.11 DISCLAIMER OF NOVATION, EXTINGUISHMENT AND DISCHARGE. Except as expressly set forth herein, the parties hereto expressly disclaim any intent to effect a novation or an extinguishment or discharge of any of the Borrower's obligations under the Loan Documents. Except as expressly modified hereby, each Loan Document remains in full force and effect and is hereby confirmed and ratified in all respects.

   11.12 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein. No modification or amendment of this Agreement or any waiver of any provision hereof shall be effective, unless the same is in writing signed by the party against whom enforcement of such modification, amendment or waiver is sought.

   11.13 SEVERABILITV. If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement and the application of such provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

   11.14 VOLUNTARY EXECUTION. Borrower and Guarantor have thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with the same, have executed this Agreement voluntarily, in the absence of coercion or duress, have been represented by counsel in the negotiation and delivery of this Agreement, and understands the terms hereof and intends to be legally bound by the same. Borrower and Lender have negotiated this Agreement at arms-length and no provision is to be construed more strictly against one party than the other.

   11.15 NO JOINT VENTURE. Nothing in this Agreement shall be construed as creating a partnership, joint venture or any other relationship between Borrowers Guarantor or the Lender.

   11.16 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana, without reference to any principles of choice of laws or conflicts of laws.

   11.17 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one original instrument.

   THUS DONE AND PASSED, ON THE 19/TH/ OF MARCH, 1996, IN THE STATE OF INDIANA PARISH/COUNTY OF MARION, CITY OF INDIANAPOLIS IN PRESENCE OF THE UNDERSIGNED NOTARY AND THE UNDERSIGNED COMPETENT WITNESSES, WHO HEREUNTO SIGN THEIR NAMES WITH RSG AND ME AFTER READING OF THE WHOLE.

WITNESS:

X  /S/  MARILYN HINKLE 3-19-96
   ---------------------------
X  /S/  JOHN E. SOUTHWOOD, JR. 3/19/96
   -----------------------------------

                                          RADIOSUNGROUP OF BRYAN/COLLEGE
                                          STATION, INC., A TEXAS CORPORATION

                                          BY:  /S/  JOHN W. BIDDINGER 3/19/96
                                               ------------------------------
                                               NAME:  JOHN W. BIDDINGER
                                               TITLE:  PRESIDENT

  /S/  LINDA L. MCCLARA
-----------------------
NAME
NOTARY PUBLIC
MY COMMISSION EXPIRES:  3-12-2000
                        ---------

(SEAL)

THUS DONE AND PASSED, ON THE 19/TH/ OF MARCH, 1996, IN THE STATE OF INDIANA PARISH/COUNTY OF MARION, CITY OF INDIANAPOLIS IN PRESENCE OF THE UNDERSIGNED NOTARY AND THE UNDERSIGNED COMPETENT WITNESSES, WHO HEREUNTO SIGN THEIR NAMES WITH RSG AND ME AFTER READING OF THE WHOLE.

WITNESS:

X  /S/  MARILYN HINKLE 3-19-96
   ---------------------------

X  /S/  JOHN E. SOUTHWOOD, JR. 3/19/96
   -----------------------------------
                                          RADIOSUNGROUP OF BRYAN/COLLEGE
                                          STATION, INC., A TEXAS CORPORATION

                                          BY: /S/  JOHN W. BIDDINGER 3/19/96
                                              ------------------------------
                                              NAME:  JOHN W. BIDDINGER
                                              TITLE:  PRESIDENT

/S/  LINDA L. MCCLARA
---------------------
NAME
NOTARY PUBLIC
MY COMMISSION EXPIRES:  3-12-2000
                        ---------

(SEAL)

   THUS DONE AND PASSED, ON THE 19/TH/ OF MARCH, 1996, IN THE STATE OF INDIANA PARISH/COUNTY OF MARION, CITY OF INDIANAPOLIS IN PRESENCE OF THE UNDERSIGNED NOTARY AND THE UNDERSIGNED COMPETENT WITNESSES, WHO HEREUNTO SIGN THEIR NAMES WITH RSG AND ME AFTER READING OF THE WHOLE.

WITNESS:

X  /S/  MARILYN HINKLE 3-19-96
   ---------------------------

X  /S/  JOHN E. SOUTHWOOD, JR. 3/19/96
   -----------------------------------

                                          RADIOSUNGROUP OF BRYAN/COLLEGE
                                          STATION, INC., A TEXAS CORPORATION

                                          BY:  /S/  JOHN W. BIDDINGER 3/19/96
                                               ------------------------------
                                               NAME:  JOHN W. BIDDINGER
                                               TITLE:  PRESIDENT

 /S/  LINDA L. MCCLARA
----------------------
NAME
NOTARY PUBLIC
MY COMMISSION EXPIRES:  3-12-2000
                        ---------

(SEAL)

    THUS DONE AND PASSED, ON THE ____________ DAY, OF ____________, 1996,
IN THE STATE OF _____________, PARISH/COUNTY OF _____________, CITY OF ______________IN PRESENCE OF THE UNDERSIGNED NOTARY AND THE UNDERSIGNED COMPETENT WITNESSES, WHO HEREUNTO SIGN THEIR NAMES WITH GUARANTOR AND ME AFTER READING OF THE WHOLE.

WITNESSES:

X
 -----------------------------

X
 -----------------------------

                                          NATIONAL LOAN INVESTORS, L.P.,
                                          A DELAWARE LIMITED PARTNERSHIP

                                          BY:
                                             ------------------------------
                                             NAME: PAUL G. HEAFY
                                             TITLE: MANAGING GENERAL PARTNER

       THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY SECURITIES?IJRTTTF..S LAW.

Warrant No W-1

                         COMMON STOCK PURCHASE WARRANT

                           To Subscribe for Shares of

                                  Common Stock

                                       of

                                 SunGroup, Inc.

                            a Tennessee corporation

  THIS CERTIFIES THAT, for value received, National Loan Investors, L.P. (the "Holder") is entitled to subscribe for and purchase from SunGroup, Inc., a Tennessee corporation (the "Company") the number of shares of the Company's Common Stock, $0.00 par value set forth below (the "Shares") at a price of $1.00 (the "Warrant Price") at the times specified below, but in no event later than 5:00 p.m. (CDT) on September 15, 1996 (or the next following business day if such day is not a business day), subject to the terms and conditions stated in this Warrant. At the time of issuance of this Warrant and excluding the shares issuable under this Warrant, the Company has outstanding on a fully diluted and converted basis 13,183,462 shares of Common Stock.

  1.   Exercise of Warrant.
       ---------------------

  The rights represented by this Warrant may be exercised by the Holder hereof in whole or in part (provided that this Warrant may not be exercised for fractional shares) by the surrender to the Company of this Warrant and delivery of an executed Subscription Notice in the form attached hereto to the Company at its principal office at any time or times within the periods specified in Paragraph 2 below, accompanied by payment for the Shares so subscribed for by
(a) delivery of cash or certified or bank checks in lawful money of the United States; and (b) written cancellation of all of the principal, interest and expenses due Holder under that certain Second Amended and Restated Promissory Note dated September 30, 1993, in the original principal amount of $2,205,509.02 made by SunGroup Broadcasting of Louisiana, Inc. (SGBL) and RadioSunGroup of Bryan College Station, Inc. (RSG).

  2.   Number of Shares Subject to Warrant.
       -----------------------------------

  The number of Shares that may be purchased by the Holder of this Warrant upon exercise shall be 250,000, 175,000, 125,000 or 50,000. This Warrant shall only be executed on the terms and conditions set forth in Paragraphs 3.5.1, 3.5.3, 3.5.5, or 3.5.7 of that certain Act of Loan Modification and Acknowledgment dated effective as of December 15, 1995, between and among RadioSunGroup of Bryan/College Station, Inc., SunGroup Broadcasting of Louisiana, Inc., the Company and Holder. If this Warrant is not exercised on or before the date specified in Paragraph 3.5.1, 3.5.3, 3.5.5, or 3.5.7 of such Act of Loan Modification and Acknowledgment, then this Warrant shall be void and of no further force and effect.

  Provided, that the number of shares that the Holder of this Warrant may purchase shall be reduced from 250,000 shares to 175,000 if not exercised on or before March 15, 1996. Provided, further, that the number of shares that the Holder of this Warrant may purchase shall be reduced from 175,000 shares to 125,000 if not exercised on or before May 15, 1996. Provided, further, that the number of shares that the Holder of this Warrant may purchase shall be reduced from 125,000 shares to 50,000 if not exercised on or before June 15, 1996. All rights hereunder terminate if this Warrant is not exercised on or before September 15, 1996. Once exercised, this Warrant shall terminate and be null and void.

  3.   Validity of Issue.
       -----------------

  The Company warrants and agrees that all Shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

  4.   INVESTMENT REPRESENTATION.
       -------------------------

  THE HOLDER BY ACCEPTING THIS WARRANT REPRESENTS THAT THIS WARRANT IS ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO ANY OFFERING OR DISTRIBUTION AND THAT THE HOLDER HAS NO PRESENT INTENTION OF SELLING OR OTHERWISE DISPOSING OF THIS WARRANT OR THE UNDERLYING SHARES. UPON EXERCISE, THE HOLDER WILL CONFIRM IN RESPECT OF SECURITIES OBTAINED UPON SUCH EXERCISE, THAT IT IS ACQUIRING SUCH SECURITIES FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO ANY OFFERING OR DISTRIBUTION IN VIOLATION OF APPLICABLE SECURITIES LAWS.

  5.   Adjustments to the Number of Shares and Warrant Price.
       -----------------------------------------------------

  The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as specified in Paragraph 3.5.2, 3.5.4, 3.5.6 and 3.5.8 of that certain Act of Loan Modification and Acknowledgment dated as of December 15, 1995

  6.   Issuance of Additional Capital Stock
       -------------------------------------

  The Company shall give to the Holder at least 10 days' prior written notice, by first class mail, postage prepaid, addressed to the Holder at its address registered on the books of the

Company, of the record date for determining the Holders of Shares who shall be granted rights for or to purchase, or any Options for the purchase of, any capital stock of the Company or evidences of indebtedness, or other securities directly or indirectly convertible into or exchangeable for Common Stock, to the end that the Holder may exercise its rights to acquire Common Stock under this Warrant, by delivery of an executed Subscription Notice in accordance with
Section 1 prior to said record date, and may thereby receive the same rights as other holders of Common Stock on said record date

  7.   Rights and Benefits of Other Agreements
       ----------------------------------------

  The Shares purchasable or purchased upon exercise of this Warrant shall only be issued on the terms and conditions set forth in that certain Act of Loan Modification and Acknowledgment dated as of December 15, 1995.]

  8.   Miscellaneous
       --------------

       8.1. Definition. As used herein the term "Common Stock" shall mean and include the Company's presently authorized Common Stock, $0.00 par value, and stock of any other class into which such presently authorized Common Stock may hereafter be changed.

       8.2. No Rights as Stockholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Shares which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

       8.3. Replacement Warrants. This Warrant is exchangeable, upon the surrender hereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

  9.   Transfer and Registration
       --------------------------

       9.1. Compliance with Securities Laws. Without limiting any of the Company's rights under Paragraph 9.2 below, if any proposed transfer of this Warrant, in whole or in part, or the Shares issuable upon exercise of this Warrant might reasonably involve a public offering of the same contrary to the investment representations in Section 4, the Company may require, as a condition precedent to such transfer, an opinion of counsel, satisfactory to it, that the proposed transfer will not involve a public offering which is required to be registered under the Securities Act of 1933. However no such requirement shall be imposed during such time as a new registration statement or a post-effective amendment thereof covering the Shares or part thereof being transferred is in effect.

       9.2. Transfer. Without limiting any rights of the Company under Section
  9.1 hereof, this Warrant and all rights hereunder are non-transferable without the prior written consent of the Company. Without limiting the foregoing, this Warrant shall not be detached

  (and no rights arise independent) from that certain Act of Loan Modification and Acknowledgment dated December 15, 1995.

  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed, and attested by its Secretary as of the 15th day of December, 1995.

                                          SUNGROUP, INC.



                                          By:    /s/ John W. Biddinger
                                                 -------------------------------

                                          Title: President
                                                 -------------------------------



(SEAL)

Attest:

/s/ John E. Southwood, Jr.
-----------------------------
Secretary

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

                          FORM OF SUBSCRIPTION NOTICE
                   (To be signed only on exercise of Warrant)

TO: _______________________________

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _______________ shares of Common Stock of ______________________ and herewith makes payment of $_____________ therefor in cash and requests that the certificates for such shares be issued in the name of, and delivered to ___________________ whose address is ________________________ and whose taxpayer identification number is
________________________.

Dated:

_________                     _____________________________
                              (Signature must conform to name of
                              holder as specified on the face of this Warrant)

_________                     _____________________________

_________                     _____________________________

                              (Address)

                           _________________________

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto _________________ the right represented by the within Warrant to purchase _______________ shares of Common Stock of ___________________ to which the within Warrant relates, and appoints __________________ as its Attorney to transfer such right on the books of __________________ with full power of substitution in the premises.

Dated:

                              ______________________________________
                              (Signature must conform to name of
                              holder as specified on the face of this Warrant)

Signed in the presence of:

___________________________

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